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                                                                   EXHIBIT 10.32

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                           Void after August 18, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Gary L. Allison, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to twenty thousand (20,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with


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the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.125 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on August 19, 1999, (the "Commencement Date") and ending on August 18, 2004, (the "Expiration Date").

         4. Method of Exercise.


                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i)  the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X= the number of Shares to be issued to the Holder.

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         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (d) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of


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this Warrant for the full number of Shares specified herein and the conversion of the Shares into Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.


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                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer


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or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good


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faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii),


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use its best efforts to cause to be registered under the 1933 Act all of the
Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this
Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such


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expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.


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         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such


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losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant


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equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  August 19, 1999.
                                      CHAPARRAL NETWORK STORAGE, INC.


                                      By: /s/ Douglas J. Lehrmann
                                         ------------------------
                                      Name:  Douglas J. Lehrmann
                                      Title: Vice President Finance
Acknowledged and Agreed:

Gary L. Allison

  /s/ Gary L. Allison
---------------------

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.


                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                 Void after 3:00 p.m. M.S.T., December 13, 2000


         1. Basic Terms. This certifies that, for value received, Bill Childs. (hereinafter the "Registered Owner") is entitled, subject to the terms and conditions of this Warrant, until the expiration date of 3:00 p.m. M.S.T., December 13, 2000, to purchase up to and including One Hundred Five thousand (105,000) shares of the Common Stock, par value $0.001 ("the Common Stock") (as may be adjusted herein), of Chaparral Network Storage, Inc. (the "Corporation") from the Corporation at the purchase price of one dollar ($1.00) a share, upon delivery of this Warrant to the Corporation along with the Subscription Form duly executed and payment of the aggregate purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased, and as more fully set forth herein.

            Registered Owner of Warrant:  Bill Childs

            Purchase Price:               One dollar ($1.00) per share of common
                                          stock

            Expiration Date of Warrant:   3:00 p.m. M.S.T., December 13, 2000.

         2. Corporation's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Corporation shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

         3. Automatic Termination. In the event of (i) the closing of the Corporation's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Corporation's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Corporation in a merger, business combination, or other form of business transaction, then the Corporation shall give the Registered Owner of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         4. Method of Exercise; Fractional Shares. The Registered Owner may exercise from time to time, in whole or in part on or before the Expiration Date above noted, the purchase rights evidenced hereby, provided, however, that purchase rights are not exercisable with respect to a fraction of a share of Common Stock. Such exercise shall be effected by:

              (i) The surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Corporation at its principal offices; and

              (ii) The payment to the Corporation, in cash or by check payable to the order of the Corporation, of an amount equal to the aggregate purchase price for the number of shares designated for purchase in the completed subscription form; and

              (iii) Upon the request of the Corporation, the Registered Owner shall also deliver to the Corporation an instrument, in form and substance reasonably satisfactory to counsel for the Corporation, executed by the Registered Owner certifying that the shares are being acquired for investment purposes only and not with a view to their resale or distribution; and

In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Registered Owner representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice. The Corporation shall not be required to issue any fractional shares upon the exercise of the Registered Owner's purchaser rights under this Warrant. In lieu of any fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares so purchased shall be issued in the name of the Registered Owner as soon as practicable following receipt of the completed subscription form and payment for the shares being purchase and in any event within ten (10) days thereafter.

         6. Adjustment of Price and Shares Available for Purchase. The number of shares available for purchase hereunder and the purchase price per share are subject to adjustment from time to time as specified in this Warrant.

         7. Limited Rights of Registered Owner. This Warrant does not entitle the Registered Owner to any voting rights or other rights as a Stockholder of the Corporation, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares available for purchase hereunder until, and except to the extent that, this Warrant is exercised.

         8. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the Registered Owner to the Corporation, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares available for purchase hereunder in denominations designated by the Registered Owner at the time of surrender.

         9. Transfer.

            (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

            (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Corporation, which shall be granted only upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Corporation for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

            (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Corporation at its principal office with an assignment in a form satisfactory to the Corporation duly executed and funds sufficient to pay any transfer tax. In such event, the Corporation shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Corporation may treat the Registered Owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

         11. Effect of Stock Split, Etc. If the Corporation, by stock dividend, split, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then:

             (a) the number and class of shares so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and

             (b) the Warrant purchase price in effect, and the number of shares available for purchase under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares available for purchase as the Warrant purchase price per share and the number of shares available for purchase were expressed in the Warrants when initially issued.

         12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares available for purchase hereunder, the Corporation shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property available for purchase hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Corporation, acting in good faith, shall determine the calculation.

         13. Notice and Effect of Dissolution, Etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation is at any time proposed, the Corporation shall give at least a 30-day written notice to the registered owner. Such notice shall contain: (a) the date on which the transaction is to take place; (b) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction; (c) a brief description of the transaction; (d) a brief description of the distributions to be made to holders of Common Stock as a result of the transaction; and (e) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

         14. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the Registered Owner at the address of the owner appearing in the records of the Corporation. No notice to warrant holders is required except as specified herein.

         15. "Market Stand-off" Agreement. Subject to the terms and conditions of paragraph 3 hereof, the Registered Owner agrees, so long as the Registered Owner holds at least one percent (1%) of the Corporation's outstanding voting equity securities, in connection with the Corporation's initial underwritten public offering of the Corporation's securities that, upon request of the Corporation or the underwriters managing any underwritten offering of the company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Corporation without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply on if (i) all of the officers and directors of the Corporation who own stock of the Corporation and (ii) each shareholder owning more than two percent (2%) of the Corporation's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the shares of the Registered Owner (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         16. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to contracts entered into and wholly to be performed in Colorado by Colorado residents.

         IN WITNESS WHEREOF, the Corporation has caused the Warrant to be executed by a duly authorized Officer.

         Dated December 13, 1999.

                                            CHAPARRAL NETWORK STORAGE, INC.



                                            By: /s/ DOUGLAS J. LEHRMANN
                                               ---------------------------------
                                            Name: Douglas J. Lehrmann
                                                 -------------------------------
                                            Title: Vice President Finance
                                                  ------------------------------

Acknowledged and Agreed:

By: /s/ William R. Childs
   -----------------------------
Name: Bill Childs
     ---------------------------
Title:
      --------------------------

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                           Void after August 12, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, William R. Childs, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to twenty five thousand (25,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.50 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on August 13, 1999, (the "Commencement Date") and ending on August 12, 2004, (the "Expiration Date").

         4. Method of Exercise.

                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i)   the surrender of the Warrant, together  with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii)  the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X= the number of Shares to be issued to the Holder.

         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  August 13, 1999.
                                            CHAPARRAL NETWORK STORAGE, INC.


                                            By: /s/ Douglas J. Lehrmann
                                               ------------------------
                                            Name:  Douglas J. Lehrmann
                                            Title: Vice President Finance
Acknowledged and Agreed:

William R. Childs

/s/ William R. Childs
---------------------

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.


                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                           Void after August 18, 2004

       This certifies that, subject to the terms and conditions set forth herein, for value received, Michael J. Gluck, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to twenty thousand (20,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

       1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

              (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

              (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

              (c)    "1933 Act" means the Securities Act of 1933, as amended.

              (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

              (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

              (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

              (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

              (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

       2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.125 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

       3. Exercise Period. This Warrant shall be exercisable by the Holder fora term beginning on August 19, 1999, (the "Commencement Date") and ending on August 18, 2004, (the "Expiration Date").

       4.     Method of Exercise.

              (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                     (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                     (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

              (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X= the number of Shares to be issued to the Holder.

         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

              (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

              (d) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

       5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

       6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

       7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

              (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

              (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

              (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

              (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

       8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

       9.     Exercise, Transfer and Exchange Restrictions.

              (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

              (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

       10.    Registration Rights.

              (a)    Requested Registration.

                     (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                           (A)   In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                           (B)   Prior to the six (6) months after the closing
date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                           (C)   During the period starting with the date sixty
(60)days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                           (D)   After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                           (E)   If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                     (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

              (b)    Piggy-back Registration Rights.

                     (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                     (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

              (c)    Obligations of the Company. Whenever required under this
Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty (120) days.

                     (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                     (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                     (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                     (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                     (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

              (d) Furnish Information. In connection with any action pursuant to this Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

              (e)    Definition of Expenses.

                     (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                     (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

              (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

              (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                     (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                     (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                     (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                     (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              (h) Investor Rights Agreement. The Holder acknowledges and agrees that (i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

              (i)    Termination of Registration Rights.

                     (i)   The Company shall have no obligations pursuant to
Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                     (ii)  Notwithstanding any contrary provision of this
Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

       11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

       12.    Miscellaneous Provisions.

              (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

              (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

              (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

              (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

              (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  August 19, 1999.

                                          CHAPARRAL NETWORK STORAGE, INC.


                                          By: /s/ Douglas J. Lehrmann
                                             ----------------------------
                                          Name:  Douglas J. Lehrmann
                                          Title: Vice President Finance

Acknowledged and Agreed:

Michael J. Gluck

 /s/ Michael J. Gluck
---------------------

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                          CHAPARRAL TECHNOLOGIES, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                         OF CHAPARRAL TECHNOLOGIES, INC.
                          Void after December 15, 2003

         This certifies that, subject to the terms and conditions set forth herein, for value received, Harvest Storage Technology Group LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Technologies, Inc., a Delaware corporation (the "Company") up to one hundred eleven thousand, one hundred eleven (111,111) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Technologies, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Harvest Storage Technology Group LLC., a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.001 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on December 15, 1998, (the "Commencement Date") and ending on December 15, 2003, (the "Expiration Date").

         4. Method of Exercise.

                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i) the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X= the number of Shares to be issued to the Holder.
      Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

      A= the fair market value of one Share (at the date of such exercise).

      B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

      (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

      (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this
Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November 25, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  December 15, 1998.
                                                CHAPARRAL TECHNOLOGIES, INC.


                                                By: /s/ Douglas J. Lehrmann
                                                   -----------------------------
                                                Name:  Douglas J. Lehrmann
                                                Title:  Vice President, Finance
Acknowledged and Agreed:

Harvest Storage Technology Group LLC.


By: /s/ Robert Harvey
   -------------------------------
     Name: Robert Harvey
     Title: Manager

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                        CHAPARRAL NETWORK STORAGE, INC.

             WARRANT TO PURCHASE 300,000 SHARES OF COMMON STOCK OF
                        CHAPARRAL NETWORK STORAGE, INC.
                            VOID AFTER MAY 31, 2001

         This Warrant (the "Warrant") certifies that, subject to the terms and conditions set forth herein, for value received, ADAPTEC, INC., a Delaware corporation (the "Holder"), is entitled to purchase from CHAPARRAL NETWORK STORAGE, INC., a Delaware corporation (the "Company"), up to three hundred thousand (300,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company at the purchase price per share specified in Section 2 below, with the Common Stock issuable upon exercise of this Warrant referred to herein as the "Shares".

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

            (a) "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (b) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of common stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

            (c) "Company" means Chaparral Network Storage, Inc., a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

            (d) "Fair Market Value" of a share of Common Stock as of a particular date means (a) if traded on an exchange or the over-the-counter market, quoted on the Nasdaq National Market or reported by the National Quotation Bureau, then the average of the reported closing or bid price for the fifteen (15) trading days immediately preceding the date on which "Fair Market Value" is being determined, appropriately adjusted to reflect any stock split, combination, dividend or distribution, if any, occurring after such date, (b) if conversion or exercise is simultaneous with an underwritten public offering registered under the 1933 Act, the public offering price (before deducting commissions, discounts or expenses) per share sold in such offer, and (c) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of the disinterested members of the Company"s Board of Directors who are not Company officers or employees.

            (e) "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder.

            (f) "Holder" means Adaptec, Inc., a Delaware corporation, and its permitted successors and assigns .

            (g) "SEC" means the Securities and Exchange Commission.

            (h) "Subscription Notice" means a Subscription Notice substantially in the form of Appendix I attached hereto, for execution upon exercise of the purchase right represented by this Warrant.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $20.00 per Share, subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred --------- to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term (the "Exercise Period") beginning at 8:00 a.m. Mountain Standard Time on December 1, 2000 (the "Commencement Date") and ending at 5:00 p.m. Mountain Standard Time on May 31, 2001 (the "Expiration Date").

         4. Method of Exercise.

            (a) The Holder may exercise the purchase rights evidenced hereby, in whole or in part, during the Exercise Period. Such exercise shall be effected by:

                (i) the surrender of the Warrant, together with a duly
            executed copy of the Subscription Notice, to the Secretary of the Company at its principal office; and

                (ii) the payment to the Company, by wire transfer of
            immediately available funds to an account designated by the Company at least two (2) days prior to the Commencement Date of an aggregate amount equal to the number of Shares designated for purchase in the completed Subscription Notice multiplied by the Warrant Price.

         (b) If the Holder believes that the exercise of this Warrant will necessitate a filing under the HSR Act, the Holder shall give the Company at least thirty (30) but not more than ninety

(90) days written notice of Holder"s intent to exercise this Warrant. As promptly as practicable after the giving of such notice, the Company and the Holder shall make all filings required by the HSR Act.

         (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

         (d) This Warrant and all rights of the Holder to purchase Shares hereunder shall terminate and become void at the Expiration Date.

         (e) Net Exercise Election. The Holder may elect to convert all or a portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion of this Warrant to the Company, with the net exercise election selected in the Notice of Exercise attached hereto as Appendix II duly executed by the Holder, into up to the number of Shares that is obtained under the following formula:

                                  X = Y (A-B)
                                    --------
                                       A

where X =         the number of shares to be issued to the Holder.

                  Y = the number of Shares as to which this Warrant is being exercised.

                  A = the fair market value of one Share, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made.

                  B = the Warrant Price.

         The Company will promptly respond in writing to an inquiry by the Holder as to the then current fair market value of one Share.

         For purposes of the above calculation, fair market value of one Share shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the three (3) trading days prior to the date of determination of fair market value.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable, and in any event within ten (10) days, after receipt by the Company of the completed Subscription Notice and payment for the Shares being purchased. The Company shall not be required to issue any fractional shares upon the exercise of the Holder"s purchase rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share Fair Market Value of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the purchase of the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Warrant Price therefor shall be subject to adjustment from time to time as follows:

            (a) Stock Splits, Stock Dividends and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, or shall make or issue a dividend or other distribution payable in additional shares of Common Stock, this Warrant shall, after that subdivision, combination or dividend, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall make or issue a dividend or other distribution payable in additional shares of Common Stock, the Warrant Price then in effect immediately before that subdivision or dividend shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

           (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

           (c) Reorganization. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant), then, as a part of such capital reorganization, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company or its successor to which a holder of the Company"s Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization if this Warrant had been exercised immediately before that capital reorganization.

           (d) Adjustments for Dividends and Other Distributions. If the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to received any distribution (excluding any repurchases of securities by the Company not made on a pro rata basis from all holders of any class of the Company securities) payable in property other than cash or in securities of the Company, then and in each such event the Holder of this Warrant shall receive at the time of the exercise of this Warrant, the amount of property or the number of securities of the Company that the Holder would have received had it exercised this Warrant on such record date, in addition to the Shares.

           (e) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder"s address as shown on the Company"s books within twenty (20) days after the occurrence of the event resulting in such adjustment.

           (f) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment, provided that an appropriate notation to this effect is made on such Warrant.

         8. Merger, Consolidation or Sale of Assets.

           (a) If the Company consolidates with or merges into another entity and is not the survivor, or sells or conveys substantially all of its property, and in connection therewith, shares of stock, other securities, property, or cash (collectively, "Merger Consideration") are issuable or deliverable in exchange for shares of the Company"s capital stock, then the Company shall give the Holder at least thirty (30) days prior written notice of the consummation of such transaction and the Holder may thereafter, at its option, (i) exercise the Warrant, regardless of whether this Warrant is exercisable at the time of such action, or (ii) require the Company or its successor or purchaser to enter into an agreement with the Holder to the effect that the Holder shall have the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to purchase upon exercise of this Warrant the Merger Consideration (subject to adjustment as provided in this Warrant) that the Holder would have received had the Holder exercised this Warrant in its entirety immediately prior to such merger, sale or conveyance, regardless of whether this Warrant is exercisable at the time of such action.

           (b) If the Company receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the outstanding Common Stock (on an as converted basis), the Company shall give the Holder reasonable notice thereof, and the Holder shall be entitled to exercise this Warrant immediately, regardless of whether this Warrant is exercisable at the time of such offer and without giving the Company the notice required by
Section 4(b).

         9. Notice of Certain Events. If (a) the Company authorizes the issuance to all holders of any class of its capital stock rights or warrants to subscribe for or purchase shares of its capital stock, or any other subscription rights or warrants; (b) the Company authorizes the distribution to all holders of any class of its capital stock evidences of indebtedness or assets; (c) there is any capital reorganization or reclassification of the Shares or the Company"s Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock; (d) the Board of Directors of the Company approves any liquidation or merger to which the Company is a party and for which approval of the Company"s stockholders is required, other than a consolidation or merger in which the Company is the surviving corporation and that does not result in any reclassification or change of the shares of Common Stock issuable upon the exercise of this Warrant; (e) the Board of Directors of the Company approves the conveyance or transfer of the all or substantially all of the Company"s properties and assets; or (f) the Board of Directors of the Company approves the Company"s voluntary or involuntary dissolution, liquidation or winding-up (each of the foregoing being a "Notice Event"); then the Company shall cause to be mailed by certified mail to the Holder, at least thirty (30) days prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions or to be entitled to vote on such Notice Event are to be determined and (y) such Notice Event is expected to become effective. The Holder of record of this Warrant shall be entitled to exercise of this Warrant upon the consummation of such Notice Event, regardless of whether this Warrant is exercisable at the time of such action.

         10. Exercise, Transfer and Exchange Restrictions.

             (a) This Warrant, and any rights hereunder, may not be sold, assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the 1933 Act. Any purported transfer or assignment made other than in accordance with this Section 10 shall be null and void and of no force and effect.

             (b) This Warrant, and any rights hereunder, may be sold, transferred or assigned only to a direct or indirect subsidiary or affiliate of the Holder or an entity of which the Holder is a direct or indirect subsidiary or affiliate, or any 501(c)(3) charitable organization with which Holder is affiliated, which sale, transfer or assignment shall be effective upon receipt by the Company of notice thereof. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and reasonable attorneys" fees, incurred in connection with the transfer or assignment.

             (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the form hereof in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         11. Miscellaneous Provisions.

             (a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

             (b) No Rights as Stockholder. Prior to the exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on the Holder any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

            (c) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

            (d) Notices. All notices hereunder shall be in writing and shall be
(i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, (iii) transmitted by an overnight courier of recognized reputation or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the respective addresses set forth in writing by the Company and the Holder. Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt or refusal of delivery if delivered personally, (B) the date five (5) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.

            (e) Amendments. No amendment or modification of any provision of this Warrant shall be effective unless the same shall be in writing and signed by the parties hereto.

            (f) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  March 1, 2000.

                                   CHAPARRAL NETWORK STORAGE, INC.


                                   By:  /s/ Michael J. Gluck
                                        ---------------------------------------
                                   Name:  Michael J. Gluck
                                          -------------------------------------
                                   Title: President and Chief Operating Officer
                                          -------------------------------------


Acknowledged and Agreed:

ADAPTEC, INC.


By:  /s/ Peter Campagne
    ------------------------------
Name:   Peter Campagne
        --------------------------

Title:   Vice President, Treasurer
         -------------------------

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                          CHAPARRAL TECHNOLOGIES, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                         OF CHAPARRAL TECHNOLOGIES, INC.
                           Void after February 8, 2004

    This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Technologies, Inc., a Delaware corporation (the "Company") up to one hundred fifty thousand (150,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

    1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

         (b) "Company" means Chaparral Technologies, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

         (c) "1933 Act" means the Securities Act of 1933, as amended.

         (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

         (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

         (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

         (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

    2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.25 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

    3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on February 8. 1999, (the "Commencement Date") and ending on February 8, 2004, (the "Expiration Date").

    4. Method of Exercise.

         (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

              (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

         (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X = Y (A-B)
                     --------
                       A

Where X= the number of Shares to be issued to the Holder.

    Y=the number of Shares purchasable under this Warrant (at the date of such exercise).

    A=the fair market value of one Share (at the date of such exercise).

    B=the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:



    (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

    (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

         (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

         (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

     5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

    6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

    7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

         (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

         (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

         (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

         (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

    8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or
(ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

    9. Exercise, Transfer and Exchange Restrictions.

         (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

         (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

         (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

    10. Registration Rights.

         (a) Requested Registration.

              (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                   (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                   (B) Prior to the six (6) months after the closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                   (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                   (D) After the Company has effected one (1) such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                   (E) If the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

              (ii) Underwriting. In the event that a registration pursuant to
Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

              (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or
(iii) solely in connection with a Rule 145 transaction under the 1933 Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

              (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty (120) days.

              (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

              (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

              (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

              (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

              (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

              (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

              (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

              (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

              (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

              (iii) Promptly after receipt by an indemnified party under this
Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

              (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November 25, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

              (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

              (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

              (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

              (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

              (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

              (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

              (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  February 8, 1999.
                                             CHAPARRAL TECHNOLOGIES, INC.


                                             By: /s/ Douglas J. Lehrmann
                                                ---------------------------
                                             Name: Douglas J. Lehrmann
                                             Title: Vice President, [ILLEGIBLE]
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
   --------------------------
     Name: Robert Harvey
     Title: Manager

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                          CHAPARRAL TECHNOLOGIES, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                         OF CHAPARRAL TECHNOLOGIES, INC.
                            Void after March 31, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Technologies, Inc., a Delaware corporation (the "Company") up to fifty-five thousand five hundred fifty six (55,556) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Technologies, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.36 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on March 31. 1999, (the "Commencement Date") and ending on March 31, 2004, (the "Expiration Date").

         4. Method of Exercise.

                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i) the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                          A

Where X= the number of Shares to be issued to the Holder.

         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (d) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November 25, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  March 31, 1999.
                                                 CHAPARRAL TECHNOLOGIES, INC.


                                                 By: /s/ Douglas J. Lehrmann
                                                    ----------------------------
                                                 Name: Douglas J. Lehrmann
                                                 Title: Vice President, Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
   ---------------------
   Name: Robert Harvey
   Title: Manager

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                            Void after April 27, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to fifty-two thousand six hundred thirty two (52,632) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.38 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on April 28. 1999, (the "Commencement Date") and ending on April 27, 2004, (the "Expiration Date").

         4. Method of Exercise.


                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i) the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                          A

Where X= the number of Shares to be issued to the Holder.

         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                     (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                     (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.


         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.


                  (a) Requested Registration.


                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.


                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.


                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12.      Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  April 28, 1999.
                                             CHAPARRAL NETWORK STORAGE, INC.


                                             By: /s/ Douglas J. Lehrmann
                                               ------------------------------
                                             Name:   Douglas J. Lehrmann
                                             Title:  Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/  Robert Harvey
  -----------------------------
  Name:  Robert Harvey
  Title: Manager

NEITHER THIS WARRANT NOR THE SERIES A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                             Void after May 27, 2004

       This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to one hundred four thousand two hundred fifty (104,250) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

       1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

              (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

              (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

              (c)    "1933 Act" means the Securities Act of 1933, as amended.

              (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

              (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

              (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

              (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the

1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

              (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

       2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.40 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

       3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on May 28. 1999, (the "Commencement Date") and ending on May 27, 2004, (the "Expiration Date").

       4.     Method of Exercise.

              (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                     (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                     (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

              (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X= the number of Shares to be issued to the Holder.

Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

A= the fair market value of one Share (at the date of such exercise).

B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

              (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

              (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

       5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

       6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

       7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

              (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

              (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

              (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

              (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

       8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

       9.     Exercise, Transfer and Exchange Restrictions.

              (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

              (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

       10.    Registration Rights.

              (a)    Requested Registration.

                     (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                            (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                            (B)    Prior to the six (6) months after the closing
date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                            (C)    During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                            (D)    After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                            (E)    If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                     (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

       The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

              (b)    Piggy-back Registration Rights.

                     (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                     (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

              (c)    Obligations of the Company. Whenever required under this
Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty (120) days.

                     (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                     (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                     (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                     (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                     (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

              (d) Furnish Information. In connection with any action pursuant to this Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

              (e)    Definition of Expenses.

                     (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                     (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

              (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

              (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                     (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                     (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                     (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                     (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              (h) Investor Rights Agreement. The Holder acknowledges and agrees that (i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

              (i)    Termination of Registration Rights.

                     (i)    The Company shall have no obligations pursuant to
Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                     (ii)   Notwithstanding any contrary provision of this
Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

              11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

       12.    Miscellaneous Provisions.

              (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

              (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

              (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

              (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

              (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  May 28, 1999.
                                              CHAPARRAL NETWORK STORAGE, INC.


                                              By: /s/ Douglas J. Lehrmann
                                                  ------------------------------
                                              Name:  Douglas J. Lehrmann
                                              Title: Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
    ---------------------
    Name: Robert Harvey
    Title: Manager

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                             Void after July 6, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to one hundred seventy six thousand three hundred sixty four (176,364) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.44 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on July 7, 1999, (the "Commencement Date") and ending on July 6, 2004, (the "Expiration Date").

         4. Method of Exercise.

                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i) the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                          A

Where X=the number of Shares to be issued to the Holder.

         Y= the number of Shares purchasable under this Warrant (at the date of such exercise).

         A= the fair market value of one Share (at the date of such exercise).

         B= the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (d) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                           (D) After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                           (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  July 7, 1999.
                                            CHAPARRAL NETWORK STORAGE, INC.


                                            By: /s/ Douglas J. Lehrmann
                                                --------------------------------
                                            Name:  Douglas J. Lehrmann
                                            Title: Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
    ------------------------------------
    Name:  Robert Harvey
    Title: Manager

NEITHER THIS WARRANT NOR THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                        CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                            Void after July 19, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to one hundred ninety thousand (190,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

            (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

            (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

            (c) "1933 Act" means the Securities Act of 1933, as amended.

            (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

            (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

            (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

            (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

            (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.50 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on July 20, 1999, (the "Commencement Date") and ending on July 19, 2004, (the "Expiration Date").

         4. Method of Exercise.

            (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

            (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                  X = Y (A-B)
                                    --------
                                       A

Where X = the number of Shares to be issued to the Holder.

         Y = the number of Shares purchasable under this Warrant (at the date of such exercise).

         A = the fair market value of one Share (at the date of such exercise).

         B = the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

            (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

            (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

            (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common
Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

            (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

            (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

            (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

            (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

            (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

            (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.


             (a) Requested Registration.

                 (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                           (A) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                           (B) Prior to the six (6) months after the closing
date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                           (C) During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                           (D) After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                           (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

             (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or
(iii) solely in connection with a Rule 145 transaction under the 1933 Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

            (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

            (d) Furnish Information. In connection with any action pursuant to this Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

            (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

            (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

            (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The
Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

         (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

         (iii) Promptly after receipt by an indemnified party under this
Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

         (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

             (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

             (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

             (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

             (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

             (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

             (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

             (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven
(7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.



Dated:  July 20, 1999.
                                        CHAPARRAL NETWORK STORAGE, INC.


                                        By:  /s/ Douglas J. Lehrmann
                                             -----------------------------------
                                        Name:  Douglas J. Lehrmann
                                        Title: Vice President Finance


Acknowledged and Agreed:

Sentinel Consulting LLC.


By:   /s/ Robert Harvey
     -------------------------------
     Name: Robert Harvey
     Title: Manager

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                            Void after August 8, 2004

       This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to sixty thousand (60,000) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

       1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

              (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

              (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

              (c)    "1933 Act" means the Securities Act of 1933, as amended.

              (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

              (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

              (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

              (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

              (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

       2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.50 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

       3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on August 9, 1999, (the "Commencement Date") and ending on August 8, 2004, (the "Expiration Date").

       4.     Method of Exercise.

              (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                     (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                     (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

              (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X = the number of Shares to be issued to the Holder.

         Y = the number of Shares purchasable under this Warrant (at the date of such exercise).

         A = the fair market value of one Share (at the date of such exercise).

         B = the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

              (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

              (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

       5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

       6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

       7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

              (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

              (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

              (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

              (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

       8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

       9.     Exercise, Transfer and Exchange Restrictions.

              (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

              (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

       10.    Registration Rights.

              (a)    Requested Registration.

                     (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                            (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                            (B)    Prior to the six (6) months after the closing
date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                            (C)    During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                            (D)    After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                            (E)    If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                     (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

       The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

              (b)    Piggy-back Registration Rights.

                     (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                     (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

              (c)    Obligations of the Company. Whenever required under this
Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty (120) days.

                     (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                     (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                     (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                     (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                     (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

              (d) Furnish Information. In connection with any action pursuant to this Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

              (e)    Definition of Expenses.

                     (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                     (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

              (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

              (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                     (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                     (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                     (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                     (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              (h) Investor Rights Agreement. The Holder acknowledges and agrees that (i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

              (i)    Termination of Registration Rights.

                     (i)    The Company shall have no obligations pursuant to
Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                     (ii)   Notwithstanding any contrary provision of this
Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

       11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

       12.    Miscellaneous Provisions.

              (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

              (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

              (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

              (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

              (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  August 9, 1999.
                                                 CHAPARRAL NETWORK STORAGE, INC.


                                                 By: /s/ Douglas J. Lehrmann
                                                     ---------------------------
                                                 Name:  Douglas J. Lehrmann
                                                 Title: Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
   -------------------------
     Name: Robert Harvey
     Title: Manager

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                           Void after August 11, 2004

         This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to thirty thousand seven hundred sixty nine (30,769) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in
Section 2 below.

         1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

                  (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

                  (c) "1933 Act" means the Securities Act of 1933, as amended.

                  (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

                  (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

                  (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                  (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

         2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $0.65 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

         3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on August 12, 1999, (the "Commencement Date") and ending on August 11, 2004, (the "Expiration Date").

         4. Method of Exercise.

                  (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (i) the surrender of the Warrant, together with a
duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                           (ii) the payment to the Company, in cash or by check
payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

                  (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                          A

Where X = the number of Shares to be issued to the Holder.

         Y = the number of Shares purchasable under this Warrant (at the date of such exercise).

         A = the fair market value of one Share (at the date of such exercise).

         B = the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

                  (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

                  (d) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

         5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

         6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

                  (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

                  (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

                  (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

         8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Exercise, Transfer and Exchange Restrictions.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Registration Rights.

                  (a) Requested Registration.

                           (i) Request for Registration. In case the Company
shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                                    (B) Prior to the six (6) months after the
closing date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                                    (D) After the Company has effected one (1)
such registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                                    (E) If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                  (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

         (b) Piggy-back Registration Rights.

                  (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                  (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of
Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

         (c) Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty
(120) days.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

         (d) Furnish Information. In connection with any action pursuant to this
Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

         (e) Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

         (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                  (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                  (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) Investor Rights Agreement. The Holder acknowledges and agrees that
(i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

         (i) Termination of Registration Rights.

                  (i) The Company shall have no obligations pursuant to Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (ii) Notwithstanding any contrary provision of this Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

         11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         12. Miscellaneous Provisions.

                  (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

                  (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

                  (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

                  (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

                  (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  August 12, 1999.
                                                 CHAPARRAL NETWORK STORAGE, INC.


                                                 By: /s/ Douglas J. Lehrmann
                                                    ----------------------------
                                                 Name:  Douglas J. Lehrmann
                                                 Title: Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
   ---------------------
   Name: Robert Harvey
   Title: Manager

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER.

                         CHAPARRAL NETWORK STORAGE, INC.
                        WARRANT TO PURCHASE COMMON STOCK
                       OF CHAPARRAL NETWORK STORAGE, INC.
                           Void after November 4, 2004

       This certifies that, subject to the terms and conditions set forth herein, for value received, Sentinel Consulting LLC., a Delaware corporation, (the "Holder") or its registered assigns is entitled to purchase from Chaparral Network Storage, Inc., a Delaware corporation (the "Company") up to twenty six thousand six hundred sixty seven (26,667) fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") at the purchase price per share specified in Section 2 below.

       1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

              (a) "Common Stock", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of Common Stock, $0.001 par value, of the Company currently authorized and shares of any other class into which those shares may hereafter be changed.

              (b) "Company" means Chaparral Network Storage, Inc. a Delaware corporation and any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

              (c)    "1933 Act" means the Securities Act of 1933, as amended.

              (d) "1934 Act" means the Securities Exchange Act of 1934, as amended.

              (e) "Convertible equity securities" or "equity securities" shall mean any of the Company's securities.

              (f) "Holder" means Sentinel Consulting, LLC, a Delaware corporation.

              (g) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

              (h) The term "Registrable Securities" means: (i) the Common Stock or other equity or convertible equity securities of the Company issued or issuable upon exercise of this Warrant; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

       2. Warrant Price. The purchase price to be paid upon exercise of this Warrant is U.S. $3.00 per share of Common Stock. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

       3. Exercise Period. This Warrant shall be exercisable by the Holder for a term beginning on November 4, 1999, (the "Commencement Date") and ending on November 4, 2004, (the "Expiration Date").

       4.     Method of Exercise.

              (a) The Holder may exercise from time to time, in whole or in part on or before the Expiration Date, the purchase rights evidenced hereby. Such exercise shall be effected by:

                     (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto as Appendix I, to the Secretary of the Company at its principal offices; and

                     (ii) the payment to the Company, in cash or by check payable to the order of the Company, of an amount equal to the aggregate purchase price for the number of Shares designated for purchase in the completed subscription form.

              (b) In lieu of exercising this Warrant pursuant to Section 4(a), the Holder may elect to receive shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where X = the number of Shares to be issued to the Holder.

         Y = the number of Shares purchasable under this Warrant (at the date of such exercise).

         A = the fair market value of one Share (at the date of such exercise).

         B = the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

         (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

         (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If the Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and the Holder. The cost of such appraisal shall be paid equally by the Company and the Holder.

              (c) Upon the request of the Company, the Holder shall also deliver to the Company an instrument, in form and substance reasonably satisfactory to counsel for the Company, executed by the Holder certifying that the Shares are being acquired for investment purposes only and not with a view to their resale or distribution.

              (c) In the event of a partial exercise of this Warrant, a new Warrant shall be issued to the Holder representing the balance of the Shares purchasable under this Warrant, such new Warrant to be issued within ten (10) days after delivery of the subscription notice.

       5. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following receipt of the completed subscription form and payment for the Shares being purchased and in any event within ten (10) days thereafter. The Company shall not be required to issue any fractional shares upon the exercise of the Holder's purchaser rights under this Warrant. In lieu of any fractional shares, the Company shall pay cash equal to such fraction multiplied by the per share market price of the Common Stock as of the date of exercise.

       6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series A Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein and the conversion of the Shares into

Common Stock. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

       7. Adjustment of Warrant Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time as follows:

              (a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of the Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of the Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase, in lieu of Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

              (c) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Company's Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale.

              (d) Notice of Adjustments. The Company shall give notice of each adjustment or readjustment of the number of shares of the Common Stock or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder of this Warrant at that Holder's address as shown on the Company's books within twenty (20) days after the occurrence of the event resulting in such adjustment.

              (e) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of the Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

       8. Automatic Termination. In the event of (i) the closing of the Company's registration statement on a Form S-1 (or any other form equivalent thereto) pursuant to which any class of the Company's securities is sold to the public in a public offering registered under the Securities Act of 1933, as amended; or (ii) the proposed sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), then the Company shall give the Holder of this Warrant at least fifteen (15) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised at least before the effective date of such offering, transaction or agreements, then this Warrant and the rights hereunder shall be automatically terminated.

       9.     Exercise, Transfer and Exchange Restrictions.

              (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

              (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including transfer taxes and attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with an assignment duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

       10.    Registration Rights.

              (a)    Requested Registration.

                     (i) Request for Registration. In case the Company shall receive from the Holder a written request that the Company file a registration statement under the 1933 Act with respect to shares of Registrable Securities having an expected aggregate offering price of at least One Million Dollars ($1,000,000), the Company will, subject to the limitations of Section 9(a)(ii), use its best efforts to effect such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 10(a)(i):

                            (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                            (B)    Prior to the six (6) months after the closing
date of the Company's first registered public offering of its stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                            (C)    During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the closing date of, any initial registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction); provided, however, that the Company is acting in good faith and using all reasonable efforts to cause such initial registration statement to become effective;

                            (D)    After the Company has effected one (1) such
registration pursuant to a Holder's demand under this Section 10(a)(i), which registration has been declared effective; or

                            (E)    If the Company shall furnish to Holder a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 10(a)(i) shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Holder; provided, however, that the Company may not make such certification more than once every twelve (12) months.

                     (ii) Underwriting. In the event that a registration pursuant to Section 10(a)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holder and the right of the Holder to registration pursuant to Section 10(a)(i) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 10(a)(ii), and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

       The Company shall, together with the Holder, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10(a), if the managing underwriter advises the Holder in writing that market factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration shall be so limited.

              (b)    Piggy-back Registration Rights.

                     (i) Piggy-back Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the 1933
Act), the Company shall, each such time, promptly give the Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of the Holder given within twenty (20) business days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 10(b)(ii), use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder has requested to be registered. The Company shall be required to effect not more than three (3) such registrations of Registrable Securities pursuant to the request of the Holder under this Section 10(b).

                     (ii) Underwriting Requirements in Piggy-back Registration. The right of the Holder to registration pursuant to Section 10(b)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of Section 10(b)(i) and this Section 10(b)(ii), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting.

              (c)    Obligations of the Company. Whenever required under this
Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to one hundred twenty (120) days.

                     (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                     (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                     (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder, to the extent required by such jurisdiction if the Holder does elect to withdraw from the registration after notice of such requirement.

                     (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                     (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such instance, Company shall use its best efforts to cure any such statement or omission so as to render such statement or omission not misleading.

              (d) Furnish Information. In connection with any action pursuant to this Section 10, the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, the Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

              (e)    Definition of Expenses.

                     (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 10 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one special counsel retained in connection with each such registration by the Holder, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 10(a) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                     (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration, all stock transfer taxes and all fees and disbursements of any additional special counsel (other than the special counsel provided for in Section 10(e)(i) above) retained in connection with each such registration by the Holder.

              (f) Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with (i) any registration, qualification or compliance pursuant to Section 10(a), and (ii) no more than three (3) registrations pursuant to Section 10(b). All Selling Expenses shall be borne by the Holder.

              (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10:

                     (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors and partners of the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this
Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by the Holder, or the Holder's officers, directors or partners, underwriter, or controlling person. The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the 1993 Act. The indemnity provided for in this Section 10(g) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                     (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other security holder in such registration statement or any of its partners, directors or officers or any person who controls such security holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly stated in a writing for use in connection with such registration; and the Holder will reimburse any legal or other expenses, as incurred, where same are reasonably incurred by any person intended to be indemnified pursuant to this Section 10(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 10(g) shall be limited to an amount equal to the public offering price of the shares sold by the Holder.

                     (iii) Promptly after receipt by an indemnified party under this Section 10(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10(g), notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(g), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10(g).

                     (iv) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any indemnified party makes a claim under this Section 10(g) or any controlling person of such indemnified party makes such a claim but is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(g) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person seeking indemnity under the terms of this Section 10(g); then, and in each such case, the Company and such person will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such person shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

              (h) Investor Rights Agreement. The Holder acknowledges and agrees that (i) the Company and certain investors have entered into an Investor Rights Agreement dated November, 1998 (the "Investor Rights Agreement"), (ii) the Holder may include his securities in a demand registration under the Investor Rights Agreement only to the extent that the inclusion of his securities will not reduce the amount of securities to be registered for parties to the Investor Rights Agreement and (iii) the Holder shall not make a demand registration which could result in such registration statement being declared effective prior six months after the effective date of the Company's initial public offering of securities pursuant to a registration filed under the 1933 Act or within one hundred twenty (120) days of the effective date of any demand registration pursuant to the Investor Rights Agreement.

              (i)    Termination of Registration Rights.

                     (i)    The Company shall have no obligations pursuant to
Section 10 with respect to any request or requests made by the Holder after the date which is five (5) years following the date of the consummation of the first sale of securities pursuant to a registration statement filed by the Company under the 1933 Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                     (ii)   Notwithstanding any contrary provision of this
Section 10(i), the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of the Holder if, in the opinion of counsel to the Company, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

       11. "Market Stand-off" Agreement. The Holder agrees, so long as the Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the closing date of such registration as may be requested by the underwriters; provided, however, that such covenants shall apply only if (i) all of the officers and directors of the Company who own stock of the Company and (ii) each shareholder owning more than two percent (2%) of the Company's shares also agree to such restrictions on any shares not being registered in such offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares



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of securities of every other person subject to the foregoing restriction) until the end of such period.

       12.    Miscellaneous Provisions.

              (a) Listing. If any shares of the Common Stock required to be reserved for issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, as then in effect, or any similar Federal law then in effect), or listing on any domestic securities exchange, before such shares may be issued upon such exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be.

              (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant a new Warrant of like tenor.

              (c) No Rights as Stockholder. Prior to the exercise of this Warrant, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders (except as set forth in this Warrant), to receive dividends or subscription rights or otherwise.

              (d) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in California by California residents.

              (e) Notices. All notices from the Company to the holder of this Warrant shall be in writing and shall be (i) personally delivered, (ii) transmitted by mail, postage prepaid, registered or certified, return receipt requested, or by air mail in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery or (iv) transmitted by telecopier (with confirmation by air mail or courier), to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in accordance with the provisions of this Section 11(e). Except as otherwise specified herein, communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally, (B) the date seven (7) days after posting if transmitted by mail, (C) the date three (3) days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to




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

have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.


       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.




Dated:  November 4, 1999.
                                               CHAPARRAL NETWORK STORAGE, INC.


                                               By:  /s/ Douglas J. Lehrmann
                                                  ------------------------------
                                               Name:  Douglas J. Lehrmann
                                               Title: Vice President Finance
Acknowledged and Agreed:

Sentinel Consulting LLC.


By: /s/ Robert Harvey
   --------------------------
     Name: Robert Harvey
     Title: Manager



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